SEASONS SERIES TRUST

Supplement to the Statement of Additional Information dated July 30, 2012

Effective immediately, under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to Janus Capital management, LLC. (“Janus”) all reference to Ron Sachs., CFA is deleted and the chart is supplemented with the following.

Portfolio	Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of April 30, 2013)
			Registered Investment Companies			Pooled Investment Vehicles		Other Accounts
			No. of Accounts		Assets (in $ millions)	No. of Accounts	Total Assets (in $ millions)	No. of Accounts		Total Assets (in $ millions)
Focus Growth	Janus	Rao, Douglas*	—		—	—	—	—		—
Large Cap Growth	Janus	Goff, James P.	13	(2)	$7,695 ($5,987)	1	$81	12	(1)	$1,060 ($177.6)
Multi-Managed Portfolios – Growth component	Janus	Goff, James P.	13	(2)	$7,695 ($5,987)	1	$81	12	(1)	$1,060 ($177.6)

*	As of close of market on May 31, 1013, Douglas Rao became the portfolio manager of this Portfolio.

Date: June 4, 2013